UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 12, 2006

(Date of earliest event reported)

HEALTH PARTNERSHIP INC.

(Exact name of registrant as specified in the charter)

COLORADO	000-28711	84-1361341
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3111 North Seminary, Suite 1N
Chicago, Illinois 60657

(Address of Principal Executive Offices)

(312) 952-7100

Registrant’s telephone number including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 12, 2006, Health Partnership Inc., a Colorado corporation (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1.

Item 9.01 Exhibits.

Exhibit No.	Description

99.1	Press release dated January 12, 2006 - “Health Partnership Signs Letter of Intent to Acquire the Beyond Fitness Companies, a Leading Independent Provider of Personal Training Services.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH PARTNERSHIP INC.

Dated: January 18, 2006	By:	/s/ DOUGLAS STUKEL

Name: Douglas Stukel Title: President